LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

$231,732,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2005-13XS SENIOR/SUBORDINATE CERTIFICATES

	To 10% Call
			Est.	Est.	Expected	Legal	Expected
	Approx.		WAL (4)	Payment	Initial C/E (5)	Final	Ratings
Class	Size ($) (1)	Coupon / Margin (2)(3)	(yrs.)	Window (4)	(%)	Maturity	(Moody’s/S&P) (6)
A1 (7) (8) (9)	92,810,000	LIBOR+[0.11%]	1.00	07/05-06/07	6.50%	June 25, 2035	[Aaa/ AAA]
A2 (7) (8)	63,586,000	[5.61%]	3.00	06/07-12/09	6.50%	June 25, 2035	[Aaa/ AAA]
A3 (8)	39,650,000	[5.07%]	6.69	12/09-08/13	6.50%	June 25, 2035	[Aaa/ AAA]
A4 (8) (10)	21,782,000	[4.69%]	6.35	07/08-08/13	6.50%	June 25, 2035	[Aaa/ AAA]
M1(7)(8)	8,111,000	LIBOR + [0.45%]	5.38	07/08-08/13	3.00%	June 25, 2035	[TBD]
M2(7)(8)	3,592,000	LIBOR + [0.65%]	5.24	07/08-08/13	1.45%	June 25, 2035	[TBD]
M3(7)(8)	2,201,000	LIBOR + [1.35%]	4.16	07/08-09/11	0.50%	June 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class M1, M2 and M3 Certificates are not being offered herein.

(1)

Bond sizes are based on the May 1, 2005 collateral balance (as shown on pages 19-28) rolled forward to June 1, 2005 at the pricing speed of 100% PPC.  The actual bond sizes will be based on the June 1, 2005 collateral balance (the “Cut-off Date Balance”).  Subject to a permitted variance of + 10% in the aggregate.

(2)

The interest rates for the Class A1, A2, A3, A4, M1, M2, and M3 Certificates for any Accrual Period will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap.

(3)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the margin for the Class A1 Certificates will increase to 2 times its initial margin, the interest rate for each of the Class A3 and Class A4 Certificates will increase by 0.50%, and the margins of the Class M1, Class M2 and Class M3 Certificates will increase to 1.5 times their initial margins, in each case subject to the applicable net funds cap.

(4)

The Certificates will be priced assuming 100% of the Prepayment Assumption (“PPC”). 100% of the Prepayment Assumption assumes that, based on the age of the loan, prepayments start at 10% CPR in month one, increase by approximately 1.36% each month to 25% CPR in month 12 and remain at 25% CPR thereafter.

(5)

The expected initial credit enhancement percentage includes the target overcollateralization of 0.50%, and will be supplemented by initial excess spread of approximately [2.12%] which will provide additional credit enhancement.  As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

(6)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(7)

Accrued interest will not be applied to the Class A1, Class A2, Class M1, Class M2 and Class M3 Certificates (i.e., the Class A1, Class A2, Class M1, Class M2 and Class M3 Certificates will settle flat).

(8)

The Class A1, A2, A3, and A4 Certificates are the Senior Certificates; Classes M1, M2 and M3 are the Subordinate Certificates.

(9)

An interest rate cap will be purchased for the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the related fixed rate mortgage loans.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class A1 Certificates but not credit losses on the mortgage loans.  The [thirty] month Interest Rate Cap will have a strike rate of [5.00%].  It will contribute cash in the event one-month LIBOR rises above the strike rate.

(10)

The Class A4 Certificates are non-accelerating Senior Certificates.

			To Maturity
			Est.	Est.	Expected	Legal	Expected
	Approx.		WAL (4)	Payment	Initial C/E (5)	Final	Ratings
Class	Size ($) (1)	Coupon / Margin (2)(3)	(yrs.)	Window (4)	(%)	Maturity	(Moody’s/S&P) (6)
A1 (7) (8) (9)	92,810,000	LIBOR+[0.11%]	1.00	07/05-06/07	6.50%	June 25, 2035	[Aaa/ AAA]
A2 (7) (8)	63,586,000	[5.61%]	3.00	06/07-12/09	6.50%	June 25, 2035	[Aaa/ AAA]
A3 (8)	39,650,000	[5.07%]	8.03	12/09-12/22	6.50%	June 25, 2035	[Aaa/ AAA]
A4 (8) (10)	21,782,000	[4.69%]	6.53	07/08-09/22	6.50%	June 25, 2035	[Aaa/AAA]
M1(7)(8)	8,111,000	LIBOR + [0.45%]	5.67	07/08-09/16	3.00%	June 25, 2035	[TBD]
M2(7)(8)	3,592,000	LIBOR + [0.65%]	5.25	07/08-03/14	1.45%	June 25, 2035	[TBD]
M3(7)(8)	2,201,000	LIBOR + [1.35%]	4.16	07/08-09/11	0.50%	June 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class M1, M2 and M3 Certificates are not being offered herein.

(1)

Bond sizes are based on the May 1, 2005 collateral balance (as shown on pages 19-28) rolled forward to June 1, 2005 at the pricing speed of 100% PPC.  The actual bond sizes will be based on the June 1, 2005 collateral balance (the “Cut-off Date Balance”).  Subject to a permitted variance of + 10% in the aggregate.

(2)

The interest rates for the Class A1, A2, A3, A4, M1, M2, and M3 Certificates for any Accrual Period will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap.

(3)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the margin for the Class A1 Certificates will increase to 2 times its initial margin, the interest rate for each of the Class A3 and Class A4 Certificates will increase by 0.50%, and the margins of the Class M1, Class M2 and Class M3 Certificates will increase to 1.5 times their initial margins, in each case subject to the applicable net funds cap.

(4)

The Certificates will be priced assuming 100% of the Prepayment Assumption (“PPC”). 100% of the Prepayment Assumption assumes that, based on the age of the loan, prepayments start at 10% CPR in month one, increase by approximately 1.36% each month to 25% CPR in month 12 and remain at 25% CPR thereafter.

(5)

The expected initial credit enhancement percentage includes the target overcollateralization of 0.50%, and will be supplemented by initial excess spread of approximately [2.12%] which will provide additional credit enhancement.  As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

(6)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(7)

Accrued interest will not be applied to the Class A1, Class A2, Class M1, Class M2 and Class M3 Certificates (i.e., the Class A1, Class A2, Class M1, Class M2 and Class M3 Certificates will settle flat).

(8)

The Class A1, A2, A3, and A4 Certificates are the Senior Certificates; Classes M1, M2 and M3 are the Subordinate Certificates.

(9)

An interest rate cap will be purchased for the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the related fixed rate mortgage loans.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class A1 Certificates but not credit losses on the mortgage loans.  The [thirty] month Interest Rate Cap will have a strike rate of [5.00%].  It will contribute cash in the event one-month LIBOR rises above the strike rate.

(10)

The Class A4 Certificates are non-accelerating Senior Certificates.

Principal Payment Priorities:

A1		Principal will be paid concurrently to:
[Aaa/AAA]		1. To the Class A4 Certificates, the Class A4 Priority Amount; and
L + [0.11%]		2. To the Class A1, A2, and A3 Certificates (sequentially).

A2	A4	Class A4 is a senior non-accelerating class subject to a lock-out period of 36 months with respect to Principal Payments.
[Aaa/AAA]	[Aaa/AAA]
[5.61%]	[4.69%]

A3
[Aaa/AAA]
[5.07%]

M1		For the first 36 months or when a Trigger Event is in effect, the Class M1, M2, and M3 Certificates will not receive
[TBD]		payments of principal.
L + [0.45%]
M2
[TBD]
L + [0.65%]
M3
[TBD]
L + [1.35%]

   Class A1 Discount Margin Table (Discount Margins are expressed in basis points)

	25PPC		50PPC		75PPC		100PPC		125PPC		150 PPC		175 PPC
Price	DM	Duration	DM	Duration	DM	Duration	DM	Duration	DM	Duration	DM	Duration	DM	Duration
98-24	49	3.29	80	1.78	110	1.25	138	0.97	165	0.80	191	0.68	217	0.59
99-00	41		66		90		112		134		155		176
99-08	33		52		70		87		103		119		134
99-16	26		39		50		62		72		83		93
99-24	18		25		31		36		42		47		52
100-00	11	3.32	11	1.80	11	1.26	11	0.98	11	0.81	11	0.69	11	0.60
100-08	4		-3		-9		-14		-20		-25		-30
100-16	-4		-16		-28		-39		-50		-60		-70
100-24	-11		-30		-48		-64		-80		-96		-111
101-00	-19		-44		-67		-89		-110		-131		-151
101-08	-26	3.34	-57	1.81	-86	1.27	-114	0.99	-140	0.82	-166	0.70	-192	0.61
WAL to Call	3.60		1.87		1.29		1.00		0.82		0.70		0.61
WAL to Maturity	3.60		1.87		1.29		1.00		0.82		0.70		0.61
First Pay	7/25/2005		7/25/2005		7/25/2005		7/25/2005		7/25/2005		7/25/2005		7/25/2005
Last Pay	10/25/2013		5/25/2009		1/25/2008		6/25/2007		1/25/2007		10/25/2006		8/25/2006

   Class A3 Yield (Yields are expressed in % to Call)

	25 PPC		50 PPC		75 PPC		100 PPC		125 PPC		150 PPC		175 PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
98-24	5.19	12.93	5.22	9.96	5.25	7.46	5.29	5.50	5.34	4.24	5.40	3.32	5.47	2.63
99-00	5.18		5.19		5.21		5.24		5.28		5.32		5.38
99-08	5.16		5.17		5.18		5.20		5.22		5.25		5.28
99-16	5.14		5.14		5.15		5.15		5.16		5.17		5.19
99-24	5.12		5.12		5.11		5.11		5.10		5.10		5.09
100-00	5.10	13.00	5.09	10.00	5.08	7.48	5.06	5.51	5.04	4.26	5.02	3.33	5.00	2.64
100-08	5.08		5.07		5.05		5.02		4.99		4.95		4.90
100-16	5.06		5.04		5.01		4.97		4.93		4.87		4.81
100-24	5.04		5.02		4.98		4.93		4.87		4.80		4.71
101-00	5.02		4.99		4.95		4.88		4.81		4.73		4.62
101-08	5.00	13.06	4.97	10.03	4.91	7.50	4.84	5.53	4.75	4.27	4.65	3.34	4.53	2.64
WAL to Call	22.13		14.46		9.74		6.69		4.95		3.76		2.91
First Pay	3/25/2024		10/25/2016		12/25/2011		12/25/2009		11/25/2008		1/25/2008		8/25/2007
Last Pay	10/25/2028		2/25/2021		6/25/2016		8/25/2013		11/25/2011		8/25/2010		10/25/2009

e (Dt

Class A3 Yield Table (Yields are expressed in % to Maturity)

	25 PPC		50 PPC		75 PPC		100 PPC		125 PPC		150 PPC		175 PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
98-24	5.21	13.33	5.25	10.78	5.29	8.31	5.33	6.26	5.37	4.73	5.41	3.50	5.47	2.63
99-00	5.19		5.22		5.26		5.29		5.32		5.34		5.38
99-08	5.17		5.20		5.23		5.25		5.26		5.27		5.28
99-16	5.15		5.18		5.20		5.21		5.21		5.20		5.19
99-24	5.13		5.15		5.17		5.17		5.16		5.13		5.09
100-00	5.11	13.40	5.13	10.83	5.14	8.35	5.13	6.29	5.11	4.75	5.05	3.51	5.00	2.64
100-08	5.09		5.11		5.11		5.09		5.05		4.98		4.90
100-16	5.08		5.08		5.08		5.05		5.00		4.91		4.81
100-24	5.06		5.06		5.05		5.01		4.95		4.84		4.72
101-00	5.04		5.04		5.02		4.97		4.90		4.77		4.62
101-08	5.02	13.47	5.02	10.87	4.99	8.38	4.94	6.32	4.85	4.78	4.70	3.53	4.53	2.65
WAL to Maturity	23.56		16.61		11.51		8.03		5.73		4.03		2.92
First Pay	3/25/2024		10/25/2016		12/25/2011		12/25/2009		11/25/2008		1/25/2008		8/25/2007
Last Pay	10/25/2034		9/25/2032		10/25/2027		12/25/2022		5/25/2019		10/25/2016		2/25/2010

Class A4 Yield Table (Yields are expressed in % to Call)

	25 PPC		50 PPC		75 PPC		100 PPC		125PPC		150 PPC		175 PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
98-24	4.86	7.41	4.88	6.35	4.90	5.76	4.91	5.32	4.93	4.79	4.96	4.22	4.99	3.75
99-00	4.83		4.84		4.86		4.87		4.88		4.90		4.92
99-08	4.80		4.80		4.81		4.82		4.83		4.84		4.85
99-16	4.76		4.77		4.77		4.77		4.78		4.78		4.79
99-24	4.73		4.73		4.73		4.72		4.72		4.72		4.72
100-00	4.69	7.44	4.69	6.38	4.68	5.78	4.68	5.34	4.67	4.80	4.66	4.23	4.65	3.76
100-08	4.66		4.65		4.64		4.63		4.62		4.60		4.59
100-16	4.63		4.61		4.60		4.58		4.57		4.54		4.52
100-24	4.59		4.57		4.55		4.54		4.52		4.49		4.45
101-00	4.56		4.53		4.51		4.49		4.46		4.43		4.39
101-08	4.53	7.47	4.49	6.40	4.47	5.80	4.45	5.35	4.41	4.81	4.37	4.24	4.32	3.76
WAL to Call	9.69		7.92		7.00		6.35		5.59		4.84		4.23
First Pay	7/25/2008		7/25/2008		7/25/2008		7/25/2008		9/25/2008		10/25/2008		12/25/2008
Last Pay	10/25/2028		2/25/2021		6/25/2016		8/25/2013		11/25/2011		8/25/2010		10/25/2009

e (Dt

Class A4 Yield Table (Yields are expressed in % to Maturity)

	25PPC		50PPC		75PPC		100PPC		125PPC		150 PPC		175 PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
98-24	4.86	7.41	4.88	6.36	4.90	5.79	4.92	5.43	4.96	5.22	5.01	5.07	5.04	4.73
99-00	4.83		4.84		4.86		4.87		4.91		4.96		4.99
99-08	4.80		4.81		4.81		4.83		4.86		4.91		4.93
99-16	4.76		4.77		4.77		4.78		4.81		4.86		4.88
99-24	4.73		4.73		4.73		4.74		4.77		4.81		4.83
100-00	4.69	7.44	4.69	6.39	4.68	5.81	4.69	5.45	4.72	5.24	4.76	5.09	4.78	4.75
100-08	4.66		4.65		4.64		4.64		4.67		4.71		4.72
100-16	4.63		4.61		4.60		4.60		4.62		4.66		4.67
100-24	4.59		4.57		4.56		4.55		4.58		4.61		4.62
101-00	4.56		4.53		4.51		4.51		4.53		4.57		4.57
101-08	4.53	7.48	4.49	6.41	4.47	5.83	4.46	5.47	4.48	5.25	4.52	5.10	4.52	4.76
WAL to Maturity	9.69		7.94		7.05		6.53		6.22		6.02		5.55
First Pay	7/25/2008		7/25/2008		7/25/2008		7/25/2008		9/25/2008		10/25/2008		12/25/2008
Last Pay	8/25/2034		5/25/2032		6/25/2027		9/25/2022		3/25/2019		8/25/2016		11/25/2014

Principal Payment Priority

Prior to the Stepdown Date or whenever a Trigger Event is in effect, all principal will be paid sequentially to the Certificates until the aggregate Certificate Principal Amount equals the Pool Balance less the Overcollateralization Target for such Distribution Date as follows:

(I)

Concurrently as follows:

i.

To the Class A4 Certificates, the Class A4 Priority Amount; and

ii.

Sequentially, to the Class A1, A2 and A3 Certificates, until reduced to zero; and

(II)

Sequentially, to the Class M1, Class M2, and Class M3 Certificates.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A Certificates as described in (I) above, so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage.  Principal will then be allocated as described in (II) so that the credit enhancement behind each class equals two times the respective initial credit enhancement percentage for each class (including the Overcollateralization Target), as a product of the current loan balance, subject to a floor equal to approximately 0.50% of the Cut-Off Date Balance.

The “Class A4 Priority Amount” for determining distributions of principal to the Class A4 Certificates for any Distribution Date will be equal to the lesser of (i) the Class Principal Amount of the Class A4 Certificates immediately prior to such Distribution Date and (ii) the product of (x) the Senior Principal Distribution Amount, (y) the Class A4 Percentage and (z) the Class A4 Shift Percentage; provided, however, that if prior to such Distribution Date the aggregate Class Principal Amounts of the Class A1, A2 and A3 Certificates have been reduced to zero, the Class A4 Priority Amount will equal 100% of the Senior Principal Distribution Amount.

The “Class A4 Percentage” for any Distribution Date will be equal to the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Class Principal Amount of the Class A4 Certificates immediately prior to such Distribution Date by (y) the aggregate Class Principal Amount of the Class A Certificates immediately prior to such Distribution Date.

The “Class A4 Shift Percentage” for any Distribution Date occurring prior to the 37th Distribution Date (i.e., July 2008) will be 0%; for the 37th through 60th Distribution Dates, 45%; for the 61st through 72nd Distribution Dates, 80%; for the 73rd through 84th Distribution Dates, 100%; and thereafter, 300%.

The ‘‘Principal Remittance Amount’’ for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than in connection with Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicer or the Master Servicer (less related unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal), (2) the principal portion of all prepayments in full or in part received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller during the related Prepayment Period (less unrelated unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee (solely in its capacity as successor Master Servicer) with respect to such Mortgage Loans, to the extent allocable to principal), (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loans during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) a portion of any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer or the Trustee which have not been reimbursed from the Interest Remittance Amount, but subject to an annual ceiling limitation set forth in the trust agreement.

The “Senior Principal Distribution Amount” for any Distribution Date will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Principal Remittance Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the amount, if any, by which (x) the aggregate Class Principal Amount of the Senior Certificates immediately prior to that Distribution Date exceeds (y) the Senior Target Amount (as defined herein).

The “Senior Target Amount” for any Distribution Date will be equal to the lesser of (a) the product of (i) approximately [87.00%] and (ii) the Pool Balance for such Distribution Date and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date exceeds (ii) approximately 0.50% of the Cut-Off Date Balance.

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M1, Class M2, and Class M3 Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) and the denominator of which is the aggregate loan balance after giving effect to distributions on that Distribution Date.

Interest Payment Priority

The Interest Rates for Classes A1, A2, A3, A4, M1, M2, and M3 for any Accrual Period will equal the lesser of (i) the rates stated or described on pages 1 and 2 and (ii) the applicable Net Funds Cap (as defined herein).  Interest for the Class A2, A3, and A4 Certificates will be calculated on a 30/360 basis.  Interest for the Class A1, M1, M2 and M3 Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the Class A3 and A4 Certificates on each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs.  The “Accrual Period” for the Class A1, M1, M2 and M3 Certificates for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or the closing date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date. The “Accrual Period” for the Class A2 Certificates for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or June 25, 2005 in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

The interest remittance amount for each Distribution Date will be allocated in the following priority:

(1)

To pay fees including the Servicing Fee and to reimburse the Servicer or Master Servicer for any advances;

(2)

To pay Current Interest and then to pay Carryforward Interest to the Class A1, A2, A3, and A4 Certificates on a pro rata basis;

(3)

To pay Current Interest and then to pay Carryforward Interest to Classes M1, M2, and M3 (the “Subordinate Classes”), sequentially;

(4)

To pay the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the Principal Payment Priorities in effect for such Distribution Date, as needed to create or maintain the Overcollateralization Target;

(6)

To pay to the Class A1, A2, A3 and A4 Certificates on a pro rata basis any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(7)

To pay sequentially to the Class M1, M2, and M3 Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(8)

Pro rata, to the Class A Certificates any unpaid interest on Deferred Amounts and any unpaid Deferred Amounts;

(9)

To pay sequentially to the Class M1, M2, and M3 Certificates any unpaid Deferred Amounts;

(10)

To pay the holders of the Class X Certificates; and

(11)

All remaining amounts to the holder of the Class R Certificate.

Current Interest

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

A1 Interest Rate Cap

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed rate mortgage loans.  The thirty month Interest Rate Cap will have a strike rate of [5.00%].  It will contribute cash in the event one-month LIBOR rises above the strike rate. The Notional Balance of the Interest Rate Cap will be equal to the following schedule:

Distribution Dates (Months)	Notional Balance for Interest Rate Cap
1	$92,810,000.00
2	90,219,903.94
3	87,482,964.04
4	84,543,626.09
5	81,682,150.89
6	78,684,766.75
7	75,496,616.51
8	72,124,311.40
9	68,575,017.32
10	64,918,315.92
11	61,166,712.39
12	57,384,444.97
13	53,672,817.62
14	50,030,516.61
15	46,456,252.58
16	42,948,760.07
17	39,506,797.09
18	36,129,144.68
19	32,814,606.51
20	29,562,008.40
21	26,370,197.98
22	23,238,044.24
23	20,164,437.16
24	17,148,287.29
25	14,188,525.42
26	11,284,102.16
27	8,433,987.57
28	5,637,170.86
29	2,892,659.95
30	199,481.20

On each Payment Date, the cap provider will make payments equal to the product of (a) the excess, if any, of one-month LIBOR for such determination date over the strike rate, (b) the actual number of days in the corresponding accrual period for the transaction divided by 360, and (c) the lesser of the notional balance set forth above and the class principal amount of the Class A1 Certificates.  Payments received under the Interest Rate Cap will only be available to benefit the Class A1 Certificates or, in certain cases, the Class X Certificates.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the product of (x) the weighted average Net Mortgage Rate and (y) with respect to the Class A1, M1, M2 and M3 Certificates, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period, provided that with respect to the other classes of Certificates clause (y) will be equal to 1.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class calculated using the rate stated or described on pages 1 and 2 exceeds (b) the amount of interest paid on such class calculated using the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates, and then the Class A Certificates (pro rata).  Any Applied Loss Amounts allocated to the Certificates will become Deferred Amounts (as defined herein). The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC. (“Aurora,” an affiliate of Lehman Brothers), on the Distribution Date following the Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date Balance.  If the optional redemption is not exercised on the first possible Distribution Date by Aurora, then beginning with the following Distribution Date, the interest rate for each of the Class A Certificates (other than the Class A1 and Class A2 Certificates) will increase by 0.50%, the margin for each Class of Subordinate Certificates will increase to 1.50 times its original margin, and the margin on the Class A1 Certificate will double, in each case subject to the applicable Net Funds Cap.

Origination and Servicing

67.46% and 28.84% of the Pool 1 Mortgage Loans were originated by Aurora Loan Services, LLC. and First National Bank of Nevada respectively. 66.95% and 28.84% of the Pool 1 Mortgage Loans are serviced by Aurora Loan Services, LLC. and First National Bank of Nevada respectively.

Credit Enhancement

Subordination

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, the Class M1 Certificates will be senior in right of priority to the Class M2 Certificates and Class M3 Certificates; the Class M2 Certificates will be senior in right of priority to the Class M3 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class M3 Certificates, Class M2 Certificates, Class M1 Certificates, and then the Class A Certificates (pro rata) have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization).  Excess spread will be used to create or maintain the Overcollateralization Target. As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

The “Overcollateralization Target” for any Distribution Date (i) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, is equal to approximately 0.50% of the Cut-Off Date Balance and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, is equal to 1.00% of the Pool Balance for such Distribution Date, subject to a floor of 0.50% of the Cut-off Date Balance.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [41.85%] of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date loan principal balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

July 2008 through June 2009

[0.75%] for the first month, plus an additional 1/12th of 0.40% for each month thereafter

July 2009 through June 2010

[1.15%] for the first month, plus an additional 1/12th of 0.35% for each month thereafter

July 2010 through June 2011

[1.50%] for the first month, plus an additional 1/12th of 0.25% for each month thereafter

July 2011 and thereafter

[1.75%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all of the Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

Other Considerations

This term sheet solely describes one group of senior certificates and its related fixed rate mortgage pool in the 2005-13XS securitization; however, such securitization transaction will also involve a second group of senior certificates and its related mortgage pool of hybrid adjustable rate mortgage loans.  Payments of principal and interest on each group of senior certificates will be based primarily on collections from its related mortgage pool; however, if the aggregate principal amount of one group of senior certificates has been reduced to zero, collections from the unrelated group of mortgage loans will be available to pay interest and principal on the remaining group of senior certificates before any such distributions are made to the subordinate classes of certificates.  Likewise, any excess interest generated by either mortgage pool will be available to pay principal on the senior certificates of either group (on a pro rata basis) in order to achieve overcollateralization targets (which are determined on an aggregate rather than pool-by-pool basis).  Distributions of principal and interest on the subordinate classes of certificates (Class M1, M2 and M3) will be based on collections from both mortgage pools.  Realized losses on the mortgage loans of either pool, to the extent not absorbed by excess interest and overcollateralization, will be applied against the subordinate certificates in inverse order of priority until such classes are reduced to zero, and then against the senior certificates of both groups (on a pro rata basis).

Contacts

MBS Trading and Structuring	Rich McKinney	(212) 526-8320
	Khalil Kanaan	(212) 526-8320
	Vanessa Farnsworth	(212) 526-8320

MBS Structuring	Sei-Hyong Park	(212) 526-0203

MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751
	Ram Chivukula	(212) 526-5754

Summary of Terms
Issuer:	Structured Asset Securities Corporation 2005-13XS
Depositor:	Structured Asset Securities Corporation
Trustee:	Citibank, N.A.
Master Servicer:	Aurora Loan Services LLC.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in July 2005.
Cut-Off Date:	June 1, 2005
Statistical Cut-Off Date:	May 1, 2005
Expected Closing Date:	June 30, 2005
Expected Settlement Date:	June 30, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	24 day delay – All Classes (except for Class A1, A2, M1, M2 and M3 Certificates, which will have a zero day delay)
First Distribution Date:	June 27, 2005
Day Count:	30/360 for all classes (except for the Class A1, M1, M2 and M3 Certificates, which will be actual/360)
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	Substantially all of the loans have a Servicing Fee of 0.25% or 0.20% of the pool principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Senior Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M1, M2, and M3 Certificates.
SMMEA Eligibility:	All classes, other than the Class M2 and Class M3 Certificates, are expected to be SMMEA eligible.
ERISA Eligibility:	All Classes are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

SASCO 2005-13XS Collateral Summary for Pool 1*

Total Number of Loans	1,019	Occupancy Status
Total Outstanding Loan Balance	$234,201,889	Primary Home	68.6%
Average Loan Principal Balance	$229,835	Investment	27.3%
Prepayment Penalty	39.69%	Second Home	4.1%
Weighted Average Coupon	6.599%
Weighted Average Original Term (mo.)	356
Weighted Average Remaining Term (mo.)	355	Geographic Distribution
Weighted Average Loan Age (mo.)	1	(Other states account individually for less than
Non-Zero Weighted Average Original LTV	75.10%	5% of the Cut-off Date principal balance.)
Original LTV > 80 and no MI (whole pool)	0.06%	CA	18.7%
Non-Zero Weighted Average FICO	740	NY	10.3%
		AZ	8.1%
Prepayment Penalty (years)		TX	7.8%
None	60.3%	FL	7.8%
0.001 - 1.000	4.8%	CO	5.0%
1.001 - 2.000	1.5%
2.001 - 3.000	29.1%	Lien Position
4.001 - 5.000	4.3%	First	100.0%

*    The Mortgage Loan collateral tables shown have a statistical cut-off date of May 1, 2005.

Collateral Characteristics for Pool 1

Collateral characteristics are listed below as of the Statistical cut-off date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	30	$1,242,514.80	0.53%
50,000.01 - 100,000.00	204	15,610,411.44	6.67
100,000.01 - 150,000.00	244	30,562,654.99	13.05
150,000.01 - 200,000.00	159	27,434,179.63	11.71
200,000.01 - 250,000.00	79	17,938,443.87	7.66
250,000.01 - 300,000.00	65	17,688,820.30	7.55
300,000.01 - 350,000.00	39	12,780,872.28	5.46
350,000.01 - 400,000.00	52	19,408,179.69	8.29
400,000.01 - 450,000.00	34	14,596,769.26	6.23
450,000.01 - 500,000.00	31	14,761,769.89	6.30
500,000.01 - 550,000.00	24	12,715,494.91	5.43
550,000.01 - 600,000.00	13	7,486,793.72	3.20
600,000.01 - 650,000.00	12	7,598,564.88	3.24
650,000.01 - 700,000.00	6	4,078,599.70	1.74
700,000.01 - 750,000.00	4	2,947,925.18	1.26
750,000.01 - 800,000.00	3	2,300,697.87	0.98
800,000.01 - 850,000.00	4	3,310,000.00	1.41
850,000.01 - 900,000.00	1	880,000.00	0.38
950,000.01 - 1,000,000.00	7	6,916,900.00	2.95
1,250,000.01 - 1,500,000.00	4	5,757,500.00	2.46
1,500,000.01 - 1,750,000.00	1	1,696,523.35	0.72
1,750,000.01 - 2,000,000.00	2	3,988,274.06	1.70
2,250,000.01 - 2,500,000.00	1	2,500,000.00	1.07
Total:	1,019	$234,201,889.82	100.00%

Minimum:

$25,000
Maximum:

$2,500,000
Average:

$229,835

Collateral Characteristics for Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical cut-off date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
4.50001 - 5.00000	3	$998,366.64	0.43%
5.00001 - 5.50000	61	31,351,352.14	13.39
5.50001 - 6.00000	43	11,423,888.13	4.88
6.00001 - 6.50000	267	79,273,858.45	33.85
6.50001 - 7.00000	317	63,154,484.59	26.97
7.00001 - 7.50000	175	24,627,352.00	10.52
7.50001 - 8.00000	80	11,923,639.21	5.09
8.00001 - 8.50000	32	4,965,574.50	2.12
8.50001 - 9.00000	32	6,011,793.72	2.57
9.00001 - 9.50000	8	395,580.44	0.17
9.50001 - 10.00000	1	76,000.00	0.03
Total:	1,019	$234,201,889.82	100.00%

Minimum:

4.875%

Maximum:

9.625%

Weighted Average:

6.599%

Collateral Characteristics for Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical cut-off date

Original Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
171 - 180	10	$4,309,109.96	1.84%
181 - 240	5	439,472.62	0.19
301 - 360	1,004	229,453,307.24	97.97
Total:	1,019	$234,201,889.82	100.00%
Minimum: 180 Maximum: 360 Weighted Average: 356
Remaining Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 180	10	$4,309,109.96	1.84%
181 - 240	5	439,472.62	0.19
241 - 360	1,004	229,453,307.24	97.97
Total:	1,019	$234,201,889.82	100.00%
Minimum: 178 Maximum: 360 Weighted Average: 355

Collateral Characteristics for Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical cut-off date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.001 - 20.000	1	$80,000.00	0.03%
20.001 - 30.000	8	1,106,929.99	0.47
30.001 - 40.000	7	1,306,409.33	0.56
40.001 - 50.000	17	8,815,911.97	3.76
50.001 - 60.000	37	16,968,747.17	7.25
60.001 - 70.000	86	34,757,495.36	14.84
70.001 - 80.000	756	150,256,092.93	64.16
80.001 - 90.000	33	6,089,427.73	2.60
90.001 - 100.000	74	14,820,875.34	6.33
Total:	1,019	$234,201,889.82	100.00%
Non-Zero Minimum: 19.460% Maximum: 95.000% Non-Zero Weighted Average: 75.101%

Collateral Characteristics for Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical cut-off date*

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
621 - 640	1	$1,000,000.00	0.43%
641 - 660	1	464,966.05	0.20
661 - 680	18	4,083,741.01	1.74
681 - 700	183	37,714,719.09	16.10
701 - 720	173	35,496,511.80	15.16
721 - 740	180	38,088,976.37	16.26
741 - 760	173	42,614,188.00	18.20
761 - 780	155	35,885,414.93	15.32
781 - 800	101	30,408,710.68	12.98
801 - 820	34	8,444,661.89	3.61
Total:	1,019	$234,201,889.82	100.00%
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	637 816 740

Collateral Characteristics for Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical cut-off date*

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	783	$162,363,674.82	69.33%
Cash Out Refinance	169	52,947,457.17	22.61
Rate/Term Refinance	67	18,890,757.83	8.07
Total:	1,019	$234,201,889.82	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	562	$136,199,673.33	58.15%
PUD	210	49,550,712.84	21.16
2-4 Family	162	32,147,043.93	13.73
Condo	83	15,947,460.72	6.81
Manufactured Housing	2	356,999.00	0.15
Total:	1,019	$234,201,889.82	100.00%

Collateral Characteristics for Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical cut-off date*

States – Top 10
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
CA	96	$43,877,773.46	18.74%
NY	59	24,143,986.39	10.31
AZ	89	18,914,773.01	8.08
TX	146	18,279,011.43	7.80
FL	88	18,248,225.19	7.79
CO	47	11,667,921.22	4.98
VA	37	10,149,483.78	4.33
NV	29	9,042,791.24	3.86
NJ	15	8,694,318.84	3.71
NC	29	6,111,125.41	2.61
Other	384	65,072,479.85	27.78
Total:	1,019	$234,201,889.82	100.00%

Interest Only Loan Term
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0	496	$91,773,083.05	39.19%
120	523	142,428,806.77	60.81
Total:	1,019	$234,201,889.82	100.00%

Balloon Loan Flag
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Fully Amortizing	1,019	$234,201,889.82	100.00%
Total:	1,019	$234,201,889.82	100.00%

Collateral Characteristics for Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical cut-off date*

Prepayment Penalty in Years
(Years)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.000	596	$141,251,309.57	60.31%
0.333	6	1,900,400.00	0.81
0.500	9	2,019,295.25	0.86
1.000	28	7,282,226.27	3.11
2.000	18	3,588,378.98	1.53
3.000	327	68,128,652.23	29.09
5.000	35	10,031,627.52	4.28
Total:	1,019	$234,201,889.82	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	398	$94,032,480.85	40.15%
Full	361	79,165,776.06	33.80
No Documentation	186	42,328,492.66	18.07
No Ratio	74	18,675,140.25	7.97
Total:	1,019	$234,201,889.82	100.00%

Collateral Characteristics for Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical cut-off date*

Seasoning
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 0	662	$141,220,106.03	60.30%
1 - 12	350	89,574,336.95	38.25
13 - 24	1	372,393.62	0.16
25 - 36	1	394,136.71	0.17
37 - 48	5	2,640,916.51	1.13
Total:	1,019	$234,201,889.82	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.